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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2003


                                GSI LUMONICS INC.
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             (Exact name of registrant as specified in its charter)


                              New Brunswick, Canada
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                 (State or other jurisdiction of incorporation)


                  333-71449                     98-0110412
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          (Commission File Number)  (I.R.S. Employer Identification No.)


                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)


                                 (978) 439-5511
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On May 2, 2003 GSI Lumonics Inc. (the Company) issued a press release announcing that it has acquired the principal assets of the Encoder division of Dynamics Research Corporation, for a purchase price of $3.3 million in cash.

         A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not required.

         (b)      Pro Forma Financial Information.

                  Not required.

         (c)      Exhibits.

                  99.1     Press Release issued May 2, 2003.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GSI LUMONICS INC.
                                    (Registrant)


Date:  May 6, 2003                  By:    /s/  Charles D. Winston
                                           Charles D. Winston,
                                           President and Chief Executive Officer
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                                  EXHIBIT INDEX



        Exhibit No.             Description
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           99.1                 Press Release issued May 2, 2003.